Monthly Certificateholder Statement
                           FASCO Auto Trust 1996-1
                   6.65% Class A Asset-Backed Certificates
                   10.00% Class B Asset-Backed Certificates

Distribution Date                                      1/15/97
Collection Period                                        12/96

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among Financial Asset Securities Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Current Monthly Distribution:

  1  Certificates.

     (a)  The aggregate amount of the distribution
          to Class A Certificateholders on the
          Distribution Date set forth above                       $2,130,799.07

     (b)  The amount of the distribution set forth
          in paragraph A.1. (a) above in respect
          of interest                                               $424,615.09

     (c)  The amount of the distribution set forth
          in paragraph A.1. (a) above in respect
          of principal                                            $1,706,183.98

     (d)  The amount of the distribution set forth in
          paragraph A.1. (a) above, per $1,000 interest                  $25.23

     (e)  The amount of the distribution set forth in
          paragraph A.1. (b) above, per $1,000 interest                   $5.03

     (f)  The amount of the distribution set forth in
          paragraph A.1. (c) above, per $1,000 interest                  $20.20

     (g)  The aggregate amount of the distribution to
          Class B Certificateholders on the Distribution
          Date set forth above (given to the Collateral
          Agent for deposit into the Spread Account)                $123,405.42

     (h)  The amount of the distribution set forth in
          paragraph A.1. (g) above in respect of interest            $33,606.26

     (i)  The amount of the distribution set forth in
          in paragraph A.1. (g) above in respect of principal        $89,799.16

     (j)  Scheduled Payments due in such Collection Period        $2,495,244.53

     (k)  Scheduled Payments collected in such
          Collection Period                                       $2,058,192.89

B. Information Regarding the Performance of the Trust.

   1  Pool Balance and Certificate Balances

      (a) The aggregate Principal Balance of the
          Receivables as of the close of business
          on the last day of the preceding Collection
          Period                                                 $80,655,023.84

     (b)  The Class A Certificates Balance as of the
          close of business on the last day set forth
          above, after giving effect to payments
          allocated to principal in paragraph A.1.(c) above      $74,916,088.67

     (c)  The Class B Certificates Balance as of the
          close of business on the last day set forth
          above, after giving effect to payments
          allocated to principal in paragraph A.1.(c) above      $3,942,952.03

     (d)  The Pool factor as of the close of business
          on the last day set forth above                             0.8870458

  2  Servicing Fee and Purchased Receivables.

     (a)  The aggregate amount of the Servicing Fee
          (exclusive of the Standby Fee paid to the
          Standby Servicer) paid to the Servicer with
          respect to the Collection Period set forth above          $150,145.52

     (b)  The aggregate amount of the Standby Fee
          paid to the Standby Servicer with respect
          to the Collection Period set forth above.                   $5,377.00

     (c)  The amount of the payment set forth in
          paragraph B.2.(a) above per $1,000 interest                     $1.78

     (d)  The amount of the payment set forth in
          paragraph B.2.(b) above per $1,000 interest                     $0.06

     (e)  The amount of any unpaid Servicing Fee                          $0.00

     (f)  The change in the amount of any unpaid
          Servicing Fee from the prior Distribution Date                  $0.00

          The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection Period

               Number                                                         4
               Aggregate Purchase Amount                             $36,286.33

  3  Payment Shortfalls.

     (a)  The amount of the Class A Interest Carryover
          shortfall after giving effect to the payments
          set forth in paragraph A.1. (b) above                           $0.00

     (b)  The amount of the Class A Principal Carryover
          Shortfall after giving effect to the payment
          set forth in paragraph A.1. (c) above                           $0.00

     (c)  The amount of the Class B Interest Carryover
          shortfall after giving effect to the payments
          set forth in paragraph A.1. (h) above                           $0.00

     (d)  The amount of the Class B Principal Carryover
          Shortfall after giving effect to the payment
          set forth in paragraph A.1. (i) above                           $0.00

  4  Payahead Account.

     (a)  The aggregate Payahead Balance on the
          prior Distribution Date                                    $19,140.06

     (b)  Distributions (to) from Collection                          $6,092.70
          Account for Payaheads

     (c)  Interest earned on Payahead Balances                          $108.10

     (d)  Ending Payahead Account Balance                            $25,340.86

  5  Spread Account.

     (a)  The Specified Spread Account Balance with
          respect to such Distribution Date and the
          Spread Account Balance on the Distribution
          Date set forth above, after giving effect to
          distributions made on such Distribution Date
               Specified Spread Account Balance                   $7,885,904.07
               Spread Account Balance                             $7,199,453.02

     (b)  The change in the spread account on the
          Distribution Date set forth above                         $277,271.28

  6  Policy

     (a)  The amount paid to the Certificateholders
          under the Policy for such Distribution Date                     $0.00

     (b)  The amount distributable to the Certificate
          Insurer on such Distribution Date                          $21,850.53

  7  Losses and Delinquencies.

     (a)  The aggregate amount of Realized Losses on
          the Distribution Date set forth above                     $322,868.22

     (b)  The change in the aggregate amount of
          Realized Losses from the prior Distribution Date                $0.00

     (c)  The number of Receivables and the aggregate
          gross amount scheduled to be paid, including
          unearned finance and other charges, for
          which Obligors are delinquent between
          31 and 59 days
               Number                                                       287
               Aggregate Gross Amount                             $3,957,000.00

     (d)  The number of Receivables and the aggregate
          gross amount scheduled to be paid,
          including unearned finance and other
          charges, for which Obligors are delinquent
          60 days or more
               Number                                                       315
               Aggregate Gross Amount                             $4,317,000.00

  8  Performance Triggers

     (a)  Delinquency Ratio                                               8.72%

     (b)  Average Delinquency Ratio                                       7.91%

     (c)  Cumulative Default Ratio                                        4.51%

     (d)  Cumulative Net Loss Ratio                                       0.71%

     (e)  Is a Portfolio Performance Test violation continuing?              No

     (f)  Has an Insurance Agreement Event of Default occurred?              No

CPS AUTO GRANTOR TRUST 1995-4
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                          NO
     DEFICIENCY CLAIM AMOUNT                                               0.00

IS THERE A CLASS B DEFICIENCY?                                               NO
     CLASS B DEFICIENCY                                                    0.00
     CASH AVAILABLE THIS MONTH TO COVER CLASS B DEFICIENCY                 0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                    2,747,111.25
     LOCK BOX NSF ITEMS:                                             -67,984.01
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                            -6,092.70
     COLLECTION ACCOUNT INTEREST                                       9,993.06
     PAYAHEAD ACCOUNT INTEREST                                           108.10
     TOTAL COLLECTION PROCEEDS:                                    2,683,135.70
     FOR DISTRIBUTION DATE:                                             1/15/97
     FOR DETERMINATION DATE:                                             1/7/97
     FOR COLLECTION PERIOD:                                               12/96

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                             80,655,023.84
                Principal portion of payments
                collected (non-prepayments)                                              862,865.45
             Prepayments in full allocable to
                principal                                                                318,953.00
             Collections allocable to principal                    1,181,818.45
             Partial prepayments relating to
               various contracts or policies                               0.00
             Liquidation Proceeds allocable to principal             255,010.14
             Purchase Amounts allocable to principal                  36,286.33
                                                                   ------------
          Total Principal                                          1,473,114.92

          Realized Losses                                            322,868.22
          Cram Down Losses                                                 0.00

          Ending Principal Balance                                78,859,040.70

          INTEREST
                Collections allocable to interest                  1,195,327.44
                Liquidation Proceeds allocable to interest                 0.00
                Purchase Amounts allocable to interest                     0.00
                Recoveries from Liquidated Receivables
                  from prior periods                                   4,592.18
                                                                   ------------
          Total Interest                                           1,199,919.62


     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal
            Balance                                               76,622,272.65
          Beginning of Period Class B Principal
            Balance                                                4,032,751.19

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account
            Balance                                                6,922,181.74
          Additional Servicing Fee Amounts
            (late fees, prepayment charges, etc.)                     15,720.48
          Aggregate Payahead Balance                                  25,232.76
          Aggregate Payahead Balance for
            preceding Distribution Date                               19,140.06
          Interest Earned on Payahead Balances                           108.10
          Scheduled Payments due in Collection
            Period                                                 2,495,244.53
          Scheduled Payments collected in
            Collection Period                                      2,058,192.89
          Aggregate Amount of Realized Losses for
            preceding Distribution Date                              322,868.22

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                 0.00
          Collateral Agent's expenses                                      0.00
          Transition Expenses to Standby Servicer                          0.00
          Transition Expenses to successor Servicer                        0.00
          Other Reimbursement Obligations to
            Certificate Insurer (non-Premium)                              0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection
            Periods                                                        0.00
          Unpaid Servicing Fee from prior Collection
            Periods                                                        0.00
          Unpaid Trustee Fee from prior Collection Periods                 0.00
          Unpaid Trustee's out-of-pocket expenses from
            prior Collection Periods                                       0.00
          Unpaid Collateral Agent Fee from prior
            Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses
            from prior Collection Periods                                  0.00

     DELINQUENCY INFORMATION                                                             Aggregate Gross
                                                                                              Amount
                                                                 # of Receivables         of Receivables

          31 - 59 days delinquent                                           287          3,957,000.00
          60+ days delinquent                                               315          4,317,000.00


     PURCHASED RECEIVABLES                                                                 Aggregate
                                                                                         Purchase Amt
                                                                 # of Receivables        of Receivables

                                                                              4             36,286.33

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables                     8,274,000.00
            delinquent more than 30 days as of
            the close of business on the last day
            of the related Collection Period.
          Principal Balance of all Receivables that                   36,286.33
            became Purchased Receivables as of
            the close of business on the last day
            of the related Collection Period and
            that were delinquent 30 days or more.
          Principal Balance of all Receivables that                  768,752.84
            became Defaulted Receivables during
            the related Collection Period.

          Delinquency Ratio for second preceding
            Determination Date                                            8.00%
          Delinquency Ratio for third preceding
            Determination Date                                            7.02%


          Cumulative Defaults for preceding
            Determination Date                                     3,242,812.00

          Cumulative Net Losses for preceding
            Determination Date                                       311,463.00


          Is a Portfolio Performance Test violation
            continuing? (Y/N)                                                 N
          Has an Insurance Agreement Event of
            Default occurred? (Y/N)                                           N

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
          All collections on receivables (incl. amts
            from payahead, excl. amounts deposited
            into payahead)                                         2,377,145.89
          Liquidation Proceeds                                       255,010.14
          Recoveries                                                   4,592.18
          Purchase Amounts                                            36,286.33
          Certificate Insurer Optional Deposit
            pursuant to Section 4.11(iii)                                  0.00
          Investment earnings from Collection
            Account                                                    9,993.06
          Investment earnings from Payahead
            Account                                                      108.10
                                                                   ------------
     TOTAL DISTRIBUTION AMOUNT                                     2,683,135.70


     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
               Principal portion of payments
                 collected (non-prepayments)                         862,865.45
               Prepayments in full allocable
                 to principal                                        318,953.00
          Principal Balance of Liquidated
                 Receivables                                         577,878.36
          Purchase Amounts allocable to principal                     36,286.33
          Cram Down Losses                                                 0.00
                                                                   ------------
          Principal Distributable Amount                           1,795,983.14


     Class A Principal Distributable Amount
          Principal Distributable Amount                           1,795,983.14
          Times Class A Percentage (95%)                                    95%
                                                                   ------------
                                                                   1,706,183.98

          Certificate Insurer Optional Deposit:
            Class A Prin Distributable Amt.                                0.00
                                                                   ------------
          Class A Principal Distributable Amount                   1,706,183.98


     Class A Interest Distributable Amount
          Beginning of Period Principal Balance
            of the Certificates                                   76,622,272.65
          Multiplied by Certificate Pass-Through Rate                     6.65%
          Multiplied by 30/360, or for the first
            Distribution Date, by 17/360                              0.0833333
                                                                  -------------
          Class A Interest Distributable Amount                      424,615.09


     Class B Principal Distributable Amount
          Principal Distributable Amount                           1,795,983.14
          Times Class B Percentage (5%)                                      5%
                                                                  -------------
          Class B Principal Distributable Amount                      89,799.16


     Class B Interest Distributable Amount
          Beginning of Period Principal Balance
            of the Certificates                                    4,032,751.19
          Multiplied by Certificate Pass-Through Rate                    10.00%
          Multiplied by 30/360, or for the first
            Distribution Date, by 17/360                              0.0833333
                                                                   ------------
          Class B Coupon Interest Amount                              33,606.26


CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall
  from previous period                                                     0.00
Interest on Class B Principal Carryover
  Shortfall                                                                0.00
                                                                  -------------
                                                                           0.00

Class B Interest Carryover Shortfall
  from previous period                                                     0.00
Interest on Class B Interest Carryover
  Shortfall                                                                0.00
                                                                  -------------
                                                                           0.00

Class A Principal Carryover Shortfall
  from previous period                                                     0.00
Interest on Class A Principal Carryover
  Shortfall                                                                0.00
                                                                  -------------
                                                                           0.00

Class A Interest Carryover Shortfall
  from previous period                                                     0.00
Interest on Class A Interest Carryover
  Shortfall                                                                0.00
                                                                  -------------
                                                                           0.00



CALCULATIONS

     DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING
AGREEMENT):
                                                                            Use
                                                                            ---
     (i)     Standby Fee                                               5,377.00
             Servicing Fee (2.0%)                                    134,425.04
             Additional Servicing Fee Amounts (late fees,
               prepayment charges, etc.)                              15,720.48
             Unpaid Standby Fee from prior Collection Periods              0.00
             Unpaid Servicing Fee from prior Collection Periods            0.00
     (ii)    Transition Expenses to Standby Servicer                       0.00
     (iii)   Trustee Fee                                               1,008.19
             Trustee's out-of-pocket expenses                              0.00
             Unpaid Trustee Fee from prior Collection Periods              0.00
             Unpaid Trustee's out-of-pocket expenses from
               prior Collection Periods                                    0.00
     (iv)    Collateral Agent Fee                                      1,008.19
             Collateral Agent Expenses                                     0.00
             Unpaid Collateral Agent Fee from prior
               Collection Periods                                          0.00
             Unpaid Collateral Agent Expenses from
               prior Collection Periods                                    0.00
     (v)     Class A Interest Distributable Amount                   424,615.09
             Class A Interest Carryover Shortfall                          0.00
     (vi)    Class B Coupon Interest                                  33,606.26
             Class B Carryover Interest                                    0.00
     (vii)   Class A Principal Distributable Amount                1,706,183.98
             Class A Principal Carryover Shortfall                         0.00
     (viii)  Certificate Insurer Premium                              21,850.53
             Certificate Insurer Premium Supplement                        0.00
             Other Reimbursement Obligations to
               Certificate Insurer                                         0.00
     (ix)    Transition Expenses to successor Servicer                     0.00
     (x)     Class B Principal Distributable Amount
               - Unadjusted                                           89,799.16
             Current Month Class B Principal Carryover
               Shortfall                                                   0.00
             Class B Principal Carryover Shortfall
               - Previous Month(s)                                         0.00
             Adjusted Class B Principal Distributable
               Amount                                                 89,799.16
     (xi)    Remaining amounts to Collateral Agent for
               deposit in Spread Account                             249,541.78


     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance           76,622,272.65
               Class A Principal Distributions                     1,706,183.98
          Class A End of Period Principal Balance                 74,916,088.67

          Class B Beginning of Period Principal Balance            4,032,751.19
               Class B Principal Distributable Amount                 89,799.16
          Class B End of Period Principal Balance                  3,942,952.03

CARRYOVER SHORTFALLS AFTER CURRENT DISTRIBUTIONS
Class B principal Carrryover Shortfall
the excess if any, of
     the sum of
          Class B Principal Distributable Amount                      89,799.16
          Class B Principal Carryover Shortfall                            0.00
     over
          amount actually distributed as principal                    89,799.16
                                                                  -------------
                                                                           0.00

Class B Interest Carrryover Shortfall
the excess if any, of
     the sum of
          Class B Coupon Interest Amount                              33,606.26
          Class B Interest Carryover Shortfall                             0.00
     over
          amount actually distributed as interest                     33,606.26
                                                                  -------------
                                                                           0.00

Class A principal Carrryover Shortfall
the excess if any, of
     the sum of
     Class A Principal Distributable Amount                        1,706,183.98
     Class A Principal Carryover Shortfall                                 0.00
    over
          amount actually distributed as principal                 1,706,183.98
                                                                   ------------
                                                                           0.00

Class A Interest Carrryover Shortfall
the excess if any, of
     the sum of
     Class A Interest Distributable Amount                           424,615.09
     Class A Interest Carryover Shortfall                                  0.00
   over
      amount actually distributed as interest                        424,615.09
                                                                    -----------
                                                                           0.00

DEFICIENCY CLAIM AMOUNT
     (i)  Total Distribution Amount                                2,683,135.70
     (ii) Amounts payable pursuant to Section 4.6(c) (i) - (ix)    2,343,794.76
          If (i) is less than (ii), there is a
          Deficiency Claim Amount                                            NO
          Deficiency Claim Amount                                          0.00

CLASS B DEFICIENCY
     (i)  Amounts available to make payments pursuant to
          Section 4.6(c) (vi) and (x)                                123,405.42
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)    123,405.42
          If (i) is less than (ii), there is a Class B Deficiency            NO
          Class B Deficiency                                               0.00

CALCULATIONS
     PERFORMANCE MEASURES
       Calculation of Delinquency Ratio (Current Period)
          Delinquency Amount
            Receivables more than 30 days delinquent               8,274,000.00
            Purchased receivables more than 30 days delinquent        36,286.33
                                                                   ------------
            Total                                                  8,310,286.33

          Aggregate Gross Principal Balance as of the close of    95,328,603.66
            business on the last day of the Collection Period.
       Delinquency Ratio                                                  8.72%

       Calculation of Average Delinquency Ratio
          Delinquency Ratio for most recent Determination Date            8.72%
          Delinquency Ratio for second preceding Determination Date       8.00%
          Delinquency Ratio for third preceding Determination Date        7.02%
                                                                  -------------
          Average Delinquency Ratio                                       7.91%

     CALCULATION OF CUMULATIVE DEFAULT RATIO
         Default Amount
             Principal Balance of Previously Defaulted Receivables 3,242,812.00
             Current Period Defaulted Receivables                    768,752.84
                                                                  -------------
             Total                                                 4,011,564.84

             Cumulative Defaulted Receivables                      4,011,564.84
             Original Pool Balance                                88,900,750.37

             Cumulative Default Ratio                                     4.51%


     CALCULATION OF CUMULATIVE NET LOSS RATIO
         Calculation of Net Liquidation Losses
            Principal Balance plus accrued and unpaid interest of
                Liquidated Receivables                              577,878.36

            Cram Down Losses                                              0.00
            Net Liquidation Proceeds                              (259,602.32)
                                                                  ------------
            Net Liquidation Losses                                  318,276.04
            Cumulative Previous Net Losses                          311,463.00
                                                                  ------------
            Cumulative Net Losses                                   629,739.04
            Original Pool Balance                                88,900,750.37

     Cumulative Net Loss Ratio                                           0.71%

     Spread Account
            Spread Account Cap
                10% of Outstanding Certificate Balance            7,885,904.07
                15% of Outstanding Certificate Balance           11,828,856.11
     Is a Portfolio Performance Test violation continuing? (Y/N)             N
     Has an Insurance Agreement Event of Default occurred? (Y/N)             N
                                                                --------------
     Cap Amount                                                   7,885,904.07

     Spread Account Floor
             3.5% of the Initial Certificate Balance              3,111,526.26
             Outstanding Certificate Balance                     78,859,040.70
             Minimum Floor                                          100,000.00
                                                                 -------------
     Floor Amount                                                 3,111,526.26

     Required Spread Account Amount                               7,885,904.07
     Beginning of Period Spread Account Balance                   6,922,181.74

     Spread Account Deposit (Withdrawal) from
     Current Distributions                                          249,541.78
     Transfer (to) from Cross-Collateralized Spread Accounts              0.00
     Required addition to/(eligible withdrawal from) Spread Account 714,180.55
     Earnings on Spread Account Balance                              27,729.50
     Amount of Spread Account deposit (withdrawal)                        0.00
     Ending  Spread  Account  Balance                             7,199,453.02

IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of
Consumer Portfolio Services,  Inc.,  have  executed  this
Servicer's Certificate as of the Determination Date set forth above.

                       CONSUMER PORTFOLIO SERVICES, INC.


                           /s/ Jeffrey P. Fritz
             By:       ----------------------------------------------
                               Jeffrey P. Fritz
             Name:     -----------------------------------------------
                       Senior Vice President - Chief Financial Officer
             Title:    -----------------------------------------------




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